UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21287

John Hancock Preferred Income Fund III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

MUTUAL FUNDS

John Hancock

Preferred Income Fund III

Annual Report

5.31.07

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 13

Notes to financial
statements
page 18

Trustees and officers
page 34

For more information
page 40

CEO corner

To Our Shareholders,

The U.S. financial markets turned in strong results over the last 12 months. Positive economic news, better-than-expected corporate earnings growth, buoyant global economies, and increased merger and acquisitions activity served to overcome concerns about inflation, high energy costs, a housing slowdown and the troubled subprime mortgage market. Even with a sharp, albeit brief, decline during the period, the broad stock market, as measured by the Standard & Poor’s 500 Index, returned 22.8% for the year ended May 31, 2007.

This environment also led the Federal Reserve Board to hold short-term interest rates steady, and fixed-income securities also produced positive results. The broad Lehman Brothers Aggregate Bond Index returned 6.7% for the year, while high-yield corporate bonds remained the best performers, reflecting the favorable credit environment and strong demand for yield.

After the market’s moves of the last year, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market. Investors are also dealing with heightened uncertainty about the direction of interest rates. Inflation data at the end of the period caused anxiety that the Fed would not cut interest rates any time soon, as had previously been expected.

It may also be time to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance and may now represent a larger percentage of your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide high current income, consistent with preservation of capital. The Fund’s secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace. Under normal conditions, the Fund invests at least 80% of its assets in preferred stocks and other preferred securities.

Over the last twelve months

► Preferred stocks posted solid gains, fueled by a relatively benign interest rate backdrop and strong investor demand.

► The Fund outperformed its peers on a net asset value level.

► Holdings in tax-advantaged preferred stocks generally performed best.

Top 10 issuers

Nexen, Inc.	3.5%	Lloyds TSB Bank Plc	2.3%

ING Groep NV	2.9%	Southern Union Co.	2.3%

MetLife, Inc.	2.7%	PFGI Capital Corp.	2.2%

Viacom, Inc.	2.5%	JPMorgan Chase Capital XI	2.2%

Telephone & Data Systems, Inc.	2.4%	Southwest Gas Capital II	2.1%

As a percentage of net assets plus the value of preferred shares on May 31, 2007.

Managers’ report

John Hancock
Preferred Income Fund III

Preferred stocks posted robust gains for the 12-month period ended May 31, 2007, overcoming two distinct pockets of weakness during the year. In the initial months of the period, preferred stocks performed poorly, coming under pressure due to growing fears of more interest rate hikes amid reasonably strong economic growth and mounting inflation pressures. Because preferreds make fixed-income payments in the form of dividends, their prices tend to move higher and lower in response to expectations for interest rates and inflation.

Preferreds also were stymied by a glut of newly issued preferred stocks, which generally came to market with higher yields than already- outstanding securities, making older issues less attractive and putting pressure on their prices.

But from early August 2006 through the end of that year, preferred stocks rallied strongly, bolstered first by optimism that the Federal Reserve Board would hold interest rates steady and later by growing hopes that the central bank might actually cut rates in the first half of 2007. Also boosting preferreds during that time span was an abatement in new issuance, as issuers called (meaning they refunded) outstanding preferred securities.

During the first calendar quarter of 2007, preferreds continued to perform well. A series of reports indicating that the housing market and other parts of the economy were slowing provided investors

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

MetLife	▲	Strong demand for tax-advantaged preferreds boosts price

PNM Resources	▲	Strong customer growth and joint venture with Bill Gates

SLM	▼	Investors fear company will be downgraded after leveraged buyout

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Gregory K. Phelps and Mark T. Maloney

evidence that inflation wasn’t the same concern it had been just a few months earlier. But preferreds weakened a bit again in the spring, amid growing concerns that any interest rate cuts might be farther off than most observers had originally anticipated. Additionally, a resurgence in the supply of the securities once again acted as a drag on their prices.

Against that year-long backdrop, preferred stocks that offered a certain tax advantage known as the dividends received deduction (DRD) outpaced those without the tax benefit. That’s primarily because tax-advantaged securities were in short supply throughout much of the period.

“Preferred stocks posted robust
gains for the 12-month period
ended May 31, 2007, overcoming
two distinct pockets of weakness
during the year. “

Performance

For the 12 months ended May 31, 2007, John Hancock Preferred Income Fund III returned 13.65% at net asset value (NAV) and 23.79% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The Fund’s yield at closing market price on May 31, 2007 was 7.00% . By comparison, the average long-term closed-end bond fund returned 9.35% at NAV, according to Morningstar, Inc. For the same 12-month period, the Lehman Brothers Aggregate Bond Index gained 6.7% and the Merrill Lynch Preferred Stock Hybrid Securities Index rose 9.8% .

Leaders

Given favorable supply and demand dynamics, some of our best performers were DRD-eligible securities. Our holdings in MetLife, Inc.,

Preferred Income Fund III

for example, served us well. They also were aided by the strong financial performance of its issuer. Many of our preferred-stock holdings in the brokerage area were beneficial to the Fund’s performance, led by Goldman Sachs Group, Inc. and Merrill Lynch & Co. The brokers benefited from their ability to fire on all cylinders in their key businesses, including stocks, investment banking, asset management and private equity. They also continued to benefit from providing services to the hedge fund industry, as well as posting strong gains from their proprietary trading accounts.

Among our non-tax-advantaged preferred holdings, we enjoyed good returns from our convertible stocks in PNM Resources, Inc., a New Mexico electric utility. It was boosted by the company’s ability to generate greater-than-expected customer growth. In addition, investors were excited by news that Microsoft founder Bill Gates’ personal investment vehicle was entering into a joint venture with the utility and energy company. Electricity and gas company Aquila, Inc. was another winner, helped by investors’ enthusiasm over the company’s improving business risk profile, recent utility rate increases and the reduction of long-term debt. Our shares in the company were redeemed shortly after the period ended at a significant premium over our purchase price. Natural gas producer Chesapeake Energy Corp. scored well, thanks largely to excitement over the company’s program to drill wells on and near the Fort Worth Barnett Shale geologic structure, which contains large natural gas reserves.

INDUSTRY DISTRIBUTION[1]

Electric utilities	16%

Diversified banks	10%

Multi-utilities	9%

Investment banking
& brokerage	9%

Other diversified
financial services	8%

Gas utilities	6%

Life & health insurance	5%

Oil & gas exploration
& production	4%

Multi-line insurance	4%

Real estate management
& development	4%

Integrated
telecommunication
services	3%

Automobile
manufacturers	3%

Consumer finance	3%

Movies & entertainment	3%

Regional banks	2%

Wireless
telecommunication
services	2%

Broadcasting & Cable TV	2%

All others	4%

Laggards

In contrast, we lost ground with our stake in student loan company SLM Corp. Investors became concerned about a potential credit downgrade of the company amid news about the financing details of the company’s agreement to be taken private in a leveraged buyout, particularly the high level of debt that would have to be serviced through cash flow from operations. We continued to hold onto SLM because we believe the preferred stock’s price reflected the worst case scenario, and we weren’t willing to part with it at such discounted valuations.

Preferred Income Fund III

Outlook

By the end of the period, Treasury bonds were priced such that investors were still expecting a rate cut in the second calendar quarter of this year. With inflation running at the upper end of the Fed’s stated comfort zone, however, we don’t believe the central bank will be so quick to stimulate the economy via rate cuts. At the end of the period, investors were seemingly beginning to wake up to the idea that rate cuts were farther off than they had originally anticipated, as evidenced by a weaker market for fixed-income related securities. We wouldn’t be surprised if Treasuries come under near-term pressure. If Treasuries sell off, it’s likely that preferreds will follow suit over the near term. Over the longer term, however, we remain optimistic that gradually slowing economic conditions could bode well for fixed-income investments, including preferred stocks, and that long-term demand for income-producing stocks will provide support for them.

“Given favorable supply and
demand dynamics, some of
our best performers were
DRD-eligible securities.”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s net assets plus the value of preferred shares on May 31, 2007.

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 5-31-07

This schedule is divided into five main categories: bonds, capital preferred securities, common stocks, preferred stocks and short-term investments. Bonds, capital preferred securities, common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 11.46%					$83,825,147

(Cost $83,909,669)

Automobile Manufacturers 0.31%					2,265,987

Ford Motor Co.,
Note	7.450%	07-16-31	CCC+	$2,755	2,265,987

Consumer Finance 0.45%					3,295,809

General Motors Acceptance Corp.,
Bond	8.000	11-01-31	BB+	3,000	3,295,809

Electric Utilities 5.16%					37,704,393

Black Hills Corp.,
Note	6.500	05-15-13	BBB–	15,000	14,993,175

DPL, Inc.,
Sr Note	6.875	09-01-11	BBB–	5,036	5,265,279

Entergy Gulf States, Inc.,
1st Mtg Bond	6.200	07-01-33	BBB+	15,000	14,152,560

Kentucky Power Co.,
Sr Note, Ser D	5.625	12-01-32	BBB	3,565	3,293,379

Gas Utilities 1.77%					12,966,629

Southern Union Co.,
Jr Sub Note Ser A (P)	7.200	11-01-66	BB	12,900	12,966,629

Integrated Oil & Gas 0.73%					5,348,365

Amerada Hess Corp.,
Note	7.125	03-15-33	BBB–	5,000	5,348,365

Multi-Utilities 1.57%					11,491,997

DTE Energy Co.,
Sr Note	6.375	04-15-33	BBB–	7,500	7,499,250

TECO Energy, Inc.,
Note	7.000	05-01-12	BB	3,810	3,992,747

Oil & Gas Refining & Marketing 1.47%					10,751,967

Valero Energy Corp.,
Note	7.500	04-15-32	BBB	9,500	10,751,967

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Capital preferred securities 10.18%					$74,461,782

(Cost $75,985,020)

Diversified Banks 6.04%					44,178,350

Credit Agricole Preferred
Funding Trust	7.00%	01-29-49	A	$9,000	9,098,100

HBOS Capital Fund L.P.
(United Kingdom)	6.85	03-29-49	A	10,000	10,038,000

Lloyds TSB Bank Plc
(United Kingdom)	6.90	11-29-49	A+	25,000	25,042,250

Electric Utilities 1.04%					7,578,938

DPL Capital Trust II	8.125	09-01-31	BB+	6,225	7,578,938

Gas Utilities 1.86%					13,603,036

KN Capital Trust I
Ser B	8.56	04-15-27	B–	8,735	8,888,596

KN Capital Trust III	7.63	04-15-28	B–	4,960	4,714,440

Multi-Utilities 1.24%					9,101,458

Dominion Resources Capital Trust I	7.83	12-01-27	BB+	9,097	9,101,458

Issuer				Shares	Value

Common stocks 2.24%					$16,364,141

(Cost $15,965,889)

Electric Utilities 1.15%					8,441,206

Great Plains Energy, Inc.				271,247	8,441,206

Integrated Oil & Gas 0.39%					2,820,719

BP Plc, American Depositary Receipt
(United Kingdom)				42,094	2,820,719

Multi-Utilities 0.70%					5,102,216

CH Energy Group, Inc.				20,600	975,616

TECO Energy, Inc.				235,000	4,126,600

			Credit
Issuer, description			rating (A)	Shares	Value

Preferred stocks 119.28%					$872,628,670

(Cost $892,297,081)

Agricultural Products 2.23%					16,337,354

Ocean Spray Cranberries, Inc.,
6.25%, Ser A (S)			BB+	195,000	16,337,354

Automobile Manufacturers 3.67%					26,852,699

Ford Motor Co., 7.50%			CCC+	761,385	14,770,869

General Motors Corp., 7.25%,
Ser 07-15-41			B–	50,641	1,001,679

General Motors Corp., 7.375%,
Ser 05-15-48			Caa1	558,194	11,080,151

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Broadcasting & Cable TV 2.44%			$17,884,244

Comcast Corp., 7.00%	BBB+	119,900	3,077,833

Comcast Corp., 7.00%, Ser B	BBB+	587,556	14,806,411

Consumer Finance 3.51%			25,700,874

Ford Motor Credit Co., 7.60%	B1	25,000	547,500

HSBC Finance Corp., 6.36%,
Depositary Shares, Ser B	A	250,000	6,330,000

HSBC Finance Corp., 6.875%	AA–	636,118	16,106,508

SLM Corp., 6.00%	BBB+	84,195	1,781,566

SLM Corp., 6.97%, Ser A	BBB–	18,800	935,300

Diversified Banks 8.68%			63,516,375

BAC Capital Trust II, 7.00%	A+	94,600	2,382,028

BAC Capital Trust III, 7.00%	A+	22,000	553,080

BAC Capital Trust IV, 5.875%	A+	131,400	3,068,190

Royal Bank of Scotland Group Plc,
5.75%, Ser L (United Kingdom)	A	960,000	22,867,200

Santander Finance Preferred SA,
Unipersonal, 6.41%,
Ser 1 (Spain)	A+	100,000	2,515,000

USB Capital VIII, 6.35%, Ser 1	A+	269,700	6,631,923

USB Capital X, 6.50%	A+	85,000	2,127,550

Wachovia Preferred Funding Corp.,
7.25%, Ser A	A	674,800	18,894,400

Wells Fargo Capital Trust
IV, 7.00%	AA–	177,800	4,477,004

Electric Utilities 16.74%			122,466,825

Cleveland Electric Financing
Trust I, 9.00%	BB+	27,400	696,782

Consolidated Edison, Inc., $5.00,
Ser A	BBB+	30,000	2,767,500

DTE Energy Trust II, 7.50%	BB+	36,600	943,548

Entergy Mississippi, Inc., 7.25%	A–	113,668	2,890,577

FPC Capital I, 7.10%, Ser A	BBB–	746,700	18,749,637

FPL Group Capital Trust I, 5.875%	BBB+	490,000	11,554,200

Georgia Power Capital Trust V,
7.125%	BBB+	156,100	3,950,891

Georgia Power Co., 6.00%, Ser R	A	730,000	17,958,000

HECO Capital Trust III, 6.50%	BB+	130,000	3,256,500

Interstate Power & Light Co.,
7.10%, Ser C	BBB–	354,900	9,648,844

Interstate Power & Light Co.,
8.375%, Ser B	Baa2	54,500	1,623,081

Northern States Power Co., 8.00%	BBB–	84,550	2,149,261

PPL Electric Utilities Corp.,
6.25%, Depositary Shares	BBB	189,000	4,931,728

PPL Energy Supply, LLC, 7.00%	BBB	857,770	22,130,466

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Electric Utilities (continued)

Southern California Edison Co.,
6.00%, Ser C	BBB–	30,000	$2,995,314

Southern California Edison Co.,
6.125%	BBB–	20,000	2,039,376

Virginia Power Capital
Trust, 7.375%	BB+	447,600	11,279,520

Westar Energy, Inc., 6.10%	AAA	117,000	2,901,600

Gas Utilities 4.99%			36,491,748

Laclede Capital Trust I, 7.70%	BBB+	82,000	2,060,660

Southern Union Co., 7.55%, Ser A	BB	449,000	11,516,850

Southwest Gas Capital II, 7.70%	BB	850,250	22,914,238

Hotels, Resorts & Cruise Lines 0.42%			3,074,112

Hilton Hotels Corp., 8.00%	BB+	118,600	3,074,112

Integrated Telecommunication Services 4.24%			31,012,145

Telephone & Data Systems,
Inc., 6.625%	BB+	497,600	11,658,768

Telephone & Data Systems, Inc.,
7.60%, Ser A	BB+	550,776	13,791,431

Verizon New England, Inc., 7.00%,
Ser B	A3	222,300	5,561,946

Investment Banking & Brokerage 13.67%			99,995,358

Fleet Capital Trust IX, 6.00%	A+	469,200	11,448,480

Goldman Sachs Group, Inc., 6.20%,
Ser B	A	240,000	6,180,000

Lehman Brothers Holdings Capital
Trust III, 6.375%, Ser K	A–	793,400	19,811,198

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	142,500	6,975,375

Merrill Lynch Preferred Capital
Trust III, 7.00%	A	417,017	10,592,232

Merrill Lynch Preferred Capital
Trust IV, 7.12%	A	232,700	5,938,503

Merrill Lynch Preferred Capital
Trust V, 7.28%	A	373,700	9,615,301

Morgan Stanley Capital Trust III,
6.25%	A–	764,025	18,527,606

Morgan Stanley Capital Trust IV,
6.25%	A–	393,925	9,651,163

Morgan Stanley Capital Trust VI,
6.60%	A–	50,000	1,255,500

Life & Health Insurance 8.02%			58,670,197

Lincoln National Capital VI,
6.75%, Ser F	A–	304,000	7,676,000

MetLife, Inc., 6.50%, Ser B	BBB	1,108,850	28,752,481

Phoenix Cos., Inc. (The), 7.45%	BBB–	574,949	14,517,462

PLC Capital Trust IV, 7.25%	BBB+	141,400	3,588,732

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Life & Health Insurance (continued)

PLC Capital Trust V, 6.125%	BBB+	83,300	$2,009,612

Prudential Plc, 6.50%
(United Kingdom)	A–	83,500	2,125,910

Movies & Entertainment 3.76%			27,519,099

Viacom, Inc., 6.85%	BBB	1,117,300	27,519,099

Multi-Line Insurance 5.63%			41,153,583

Aegon NV, 6.375% (Netherlands)	A–	241,265	6,034,038

Aegon NV, 6.50% (Netherlands)	A–	150,850	3,793,878

ING Groep NV, 7.05% (Netherlands)	A	603,970	15,159,647

ING Groep NV, 7.20% (Netherlands)	A	641,000	16,166,020

Multi-Utilities 10.31%			75,448,966

Aquila, Inc., 7.875%	B2	266,707	6,673,009

Avista Corp., $6.95, Ser K	BB–	129,860	12,986,000

BGE Capital Trust II, 6.20%	BBB–	807,028	19,578,499

DTE Energy Trust I, 7.80%	BB+	229,400	5,783,174

PNM Resources, Inc., 6.75%, Conv	BBB–	305,999	15,758,948

PSEG Funding Trust II, 8.75%	BB+	462,275	11,894,336

Public Service Electric & Gas Co.,
5.05%, Ser D	BB+	30,000	2,775,000

Oil & Gas Exploration & Production 5.81%			42,514,129

Chesapeake Energy Corp., 6.25%,
Conv (G)	B+	7,330	2,110,967

Devon Energy Corp., 6.49%, Ser A	BB+	25,250	2,558,141

Nexen, Inc., 7.35% (Canada)	BB+	1,494,079	37,845,021

Other Diversified Financial Services 11.78%			86,146,337

ABN AMRO Capital Funding Trust
V, 5.90%	A	665,400	15,523,782

ABN AMRO Capital Funding Trust
VI, 6.25%	A	353,900	8,780,259

Citigroup Capital VII, 7.125%	A+	28,042	705,817

Citigroup Capital VIII, 6.95%	A+	241,200	6,131,304

Citigroup Capital X, 6.10%	A+	720,000	17,532,000

DB Capital Funding VIII, 6.375%	A	228,500	5,735,350

DB Capital Trust II, 6.55%	A	250,000	6,328,125

JPMorgan Chase Capital XI,
5.875%, Ser K	A	985,000	23,305,100

JPMorgan Chase Capital XIV,
6.20%, Ser N	A	25,000	616,000

JPMorgan Chase Capital XVI, 6.35%	A	60,000	1,488,600

Real Estate Management & Development 5.32%			38,900,479

Duke Realty Corp., 6.50%,
Depositary Shares, Ser K REIT	BBB	151,600	3,788,484

Duke Realty Corp., 6.60%,
Depositary Shares, Ser L REIT	BBB	118,500	2,958,945

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

			Credit
Issuer, description			rating (A)	Shares	Value

Real Estate Management & Development (continued)

Duke Realty Corp., 6.625%,
Depositary Shares, Ser J REIT			BBB	638,100	$15,888,690

Public Storage, Inc., 6.18%,
Depositary Shares, Ser D REIT			BBB+	20,000	487,000

Public Storage, Inc., 6.50%,
Depositary Shares, Ser W REIT			BBB+	450,000	11,070,000

Public Storage, Inc., 7.50%,
Depositary Shares, Ser V REIT			BBB+	184,530	4,707,360

Regional Banks 3.27%					23,925,606

PFGI Capital Corp., 7.75%			A	926,900	23,925,606

Reinsurance 0.40%					2,929,176

RenaissanceRe Holdings Ltd.,
6.08%, Ser C (Bermuda)			BBB	127,800	2,929,176

Specialized Finance 0.72%					5,267,330

CIT Group, Inc., 6.35%, Ser A			BBB+	70,000	1,775,200

Repsol International Capital
Ltd., 7.45%, Ser A
(Cayman Islands)			BB+	137,000	3,492,130

Thrifts & Mortgage Finance 1.16%					8,485,170

Abbey National Plc, 7.375%
(United Kingdom)			A+	339,000	8,485,170

Wireless Telecommunication Services 2.51%					18,336,864

United States Cellular
Corp., 7.50%			BB+	729,100	18,336,864

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 3.80%					$27,800,000

(Cost $27,800,000)

Government U.S. Agency 3.80%					27,800,000

Federal Home Loan Bank,
Discount Note	5.05%	06-01-07	AAA	$27,800	27,800,000

Total investments (Cost $1,095,957,659) 146.96%					$1,075,079,740

Other assets and liabilities, net 0.89%					$6,570,069

Fund preferred shares, at liquidation value (47.85%)					($350,086,468)

Total net assets applicable to common shareholders 100.00%					$731,563,341

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

Notes to Schedule of Investments

REIT Real Estate Investment Trust

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available.

(G) Security rated internally by John Hancock Advisers, LLC. (P) Represents rate in effect on May 31, 2007.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $16,337,354 or 2.23% of the Fund’s net assets as of May 31, 2007.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer. The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders of the Fund.

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $1,095,957,659)	$1,075,079,740
Cash	24,014
Receivable for futures variation margin (Note 1)	120,318
Cash segregated at broker for future contracts (Note 1)	715,000
Dividends and interest receivable	6,070,525
Unrealized appreciation of swap contracts (Note 1)	874,720
Other assets	39,566

Total assets	1,082,923,883

Liabilities

Payable for investments purchased	1,022,500
Payable to affiliates
Management fees	16,303
Other	30,364
Other payables and accrued expenses	204,907

Total liabilities	1,274,074
Auction Preferred Shares (APS) including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value,
14,000 shares issued, liquidation preference of $25,000 per share	350,086,468

Net assets

Common shares capital paid-in	741,598,332
Accumulated net realized gain on investments, financial futures contracts
and swap contracts	6,270,703
Net unrealized depreciation of investments, financial futures contracts
and swap contracts	(18,524,183)
Accumulated net investment income	2,218,489

Net assets applicable to common shares	$731,563,341

Net asset value per common share

Based on 31,280,764 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$23.39

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding tax of $731)	$59,757,168
Interest	12,683,655

Total investment income	72,440,823

Expenses

Investment management fees (Note 2)	8,083,027
Accounting and legal services fees (Note 2)	141,508
Compliance fees	17,600
APS auction fees	912,151
Custodian fees	170,332
Printing fees	167,593
Federal excise tax	71,984
Professional fees	51,104
Trustees’ fees	44,661
Registration and filing fees	29,364
Transfer agent fees	29,362
Interest	456
Miscellaneous	49,241

Total expenses	9,768,383
Less expense reductions (Note 2)	(2,155,474)

Net expenses	7,612,909

Net investment income	64,827,914

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	9,953,514
Financial futures contracts	(2,308,467)
Swap contracts	457,739

Change in net unrealized appreciation (depreciation) of
Investments	34,047,257
Financial futures contracts	1,082,815
Swap contracts	(506,114)

Net realized and unrealized gain	42,726,744
Distributions to APS	(17,621,518)

Increase in net assets from operations	$89,933,140

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-06	5-31-07

Increase (decrease) in net assets

From operations
Net investment income	$67,502,745	$64,827,914
Net realized gain	10,565,773	8,102,786
Change in net unrealized appreciation (depreciation)	(64,012,922)	34,623,958
Distributions to APS	(13,641,482)	(17,621,518)

Increase in net assets resulting from operations	414,114	89,933,140

Distributions to common shareholders
From net investment income	(53,052,176)	(49,548,730)
From net realized gain	(3,149,660)	(2,242,831)
	(56,201,836)	(51,791,561)
Total increase (decrease)	(55,787,722)	38,141,579

Net assets

Beginning of year	749,209,484	693,421,762

End of year[1]	$693,421,762	$731,563,341

1 Includes accumulated (distributions in excess of) net investment of ($4,259,052) and $2,218,489, respectively.

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	5-31-04[1,2]	5-31-05[1]	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$23.88[3]	$22.49	$23.95	$22.17
Net investment income[4]	1.88	2.16	2.16	2.07
Net realized and unrealized
gain (loss) on investments	(1.21)	1.58	(1.70)	1.36
Distributions to APS	(0.11)	(0.25)	(0.44)	(0.56)
Total from investment operations	0.56	3.49	0.02	2.87
Less distributions to common shareholders
From net investment income	(1.80)	(2.03)	(1.70)	(1.58)
From net realized gain	—	—	(0.10)	(0.07)
	(1.80)	(2.03)	(1.80)	(1.65)
Capital charges
Offering costs related
to common shares	(0.02)	—	—	—
Offering costs and underwriting
discounts related to APS	(0.13)	—	—	—
Net asset value, end of period	$22.49	$23.95	$22.17	$23.39
Per share market value, end of period	$22.42	$22.22	$19.70	$22.64
Total return at net asset value[5,6] (%)	1.76[8]	16.28	0.85	13.65
Total return at market value[5,6] (%)	(4.29)[7,8]	8.22	(3.41)	23.79

Ratios and supplemental data

Net assets applicable
to common shares, end of period
(in millions)	$699	$749	$693	$732
Ratio of net expenses to average
net assets[9] (%)	0.99[10]	1.05	1.04	1.05
Ratio of gross expenses to average
net assets[11] (%)	1.27[10]	1.34	1.34	1.34
Ratio of net investment income
to average net assets[12] (%)	7.97[10]	9.15	9.22	8.91
Portfolio turnover (%)	99[8]	14	16	14

Senior securities

Total value of APS outstanding
(in millions)	$350	$350	$350	$350
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25
Average market value per unit
(in thousands)	$25	$25	$25	$25
Asset coverage per unit [13]	$75,065	$78,169	$74,123	$76,917

See notes to financial statements

Preferred Income Fund III

F I N A N C I A L   S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Inception period from 6-19-03 through 5-31-04.

3 Reflects the deduction of a $1.125 per share sales load.

4 Based on the average of the shares outstanding.

5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Assumes dividend reinvestment and a purchase at $25.28 per share on the inception date and a sale at the current market price on the last day of the period.

8 Not annualized.

9 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.70%, 0.71%, 0.71% and 0.71%, respectively.

10 Annualized.

11 Ratios calculated on the basis of expenses relative to the average net assets of common shares, that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.90%, 0.91%, 0.91% and 0.91%, respectively.

12 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.69%, 6.21%, 6.24% and 6.49%, respectively.

13 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Preferred Income Fund III

Notes to financial statements

Note 1
Accounting policies

John Hancock Preferred Income Fund III (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is authorized to issue an unlimited amount of common shares with no par value per share.

Significant accounting policies of the Fund are as follows:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 p.m. Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund utilizes the level yield method to accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the

Preferred Income Fund III

Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts. On May 31, 2007, the Fund had deposited $715,000 in a segregated account for the broker to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on May 31, 2007:

	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	APPRECIATION

U.S. 10-Year Treasury Note	1,100	Short	Sep 2007	$1,479,016

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income. Interest rate swaps represent an agreement between two counter-parties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statement of Operations.

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had the following interest rate swap contracts open on May 31, 2007:

	RATE TYPE

		PAYMENTS
NOTIONAL	PAYMENTS MADE	RECEIVED	TERMINATION
AMOUNT	BY FUND	BY FUND	DATE	COUNTERPARTY	APPRECIATION

$35,000,000	3.99% (a)	3-month LIBOR	Apr 2009	Morgan Stanley	$874,720
(a) Fixed rate

Preferred Income Fund III

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the Fund and does not believe there is a material impact resulting from adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than November 30, 2007.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gain, if any, on the ex-dividend date. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $66,198,977 and long-term capital gain $3,644,341. During the year ended May 31, 2007, the tax character of distributions paid was as follows: ordinary income $66,632,491 and long-term capital gain $2,780,588.

As of May 31, 2007, the components of distributable earnings on a tax basis included $11,513,748 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers LLC (the Adviser), a wholly owned subsidiary of the John Hancock Financial Services, Inc. a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributable to the Auction Preferred Shares (APS) (collectively, managed assets).

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (Sovereign), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (JHLICO), a subsidiary of MFC. The Adviser remains the principal advisor on the

Preferred Income Fund III

Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006 Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Adviser has contractually agreed to limit the Fund’s management fee, on an annual basis, to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the reduction in management fees amounted to $2,155,474 for the year ended May 31, 2007. After the eighth year, the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $141,508. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 5,990 shares of beneficial interest of the Fund on May 31, 2007.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (NYSE) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Preferred Income Fund III

Note 4
Fund share transactions Common shares

This listing illustrates the Fund’s reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of May 31, 2006, and May 31, 2007, along with the corresponding dollar value.

		Year ended 5-31-06		Year ended 5-31-07
	Shares	Amount	Shares	Amount

Beginning of period	31,280,764	$741,790,150	31,280,764	$741,664,736
Reclassification of capital
accounts	—	(125,414)	—	(66,404)

End of period	31,280,764	$741,664,736	31,280,764	$741,598,332

Auction preferred shares

The Fund issued a total of 14,000 APS (2,800 shares of Series M, 2,800 shares of Series T, 2,800 shares of Series W, 2,800 shares of Series TH and 2,800 shares of Series F) (collectively, the APS) on August 19, 2003, in a public offering. The underwriting discount and offering costs were recorded as a reduction of the capital paid-in of common shares.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction. During the year ended May 31, 2007, dividend rates on APS ranged as follows: Series M from 4.40% to 5.32%, Series T from 4.25% to 5.32%, Series W from 4.70% to 5.30%, Series TH from 4.44% to 5.25% and Series F from 4.50% to 5.32% . Accrued dividends on APS are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund’s bylaws. Under the 1940 Act, the Fund is required to maintain asset coverage of at least 130% with respect to the Preferred Shares as of the last business day of each month in which any shares are outstanding. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Leverage

The Fund issued preferred shares to increase its assets available for investment. The Fund generally will not issue preferred shares unless the Adviser expects that the Fund will achieve a greater return on the proceeds resulting from the use of leverage than the additional costs the Fund incurs as a result of leverage. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets, including the proceeds of the issuance of preferred shares. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. The Board of Trustees will monitor this potential conflict. The Fund’s use of leverage is premised upon the expectation that the Fund’s dividends on its outstanding preferred shares will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

Preferred Income Fund III

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the dividend rates on any preferred shares

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used.

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2007, aggregated $150,285,541 and $178,806,333, respectively.

The cost of investments owned on May 31, 2007, including short-term investments, for federal income tax purposes was $1,097,798,142. Gross unrealized appreciation and depreciation of investments aggregated $12,471,069 and $35,189,471, respectively, resulting in net unrealized depreciation of $22,718,402. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses certain sales of securities.

Note 6
Reclassification of accounts

During the year ended May 31, 2007, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $8,753,471, a decrease in accumulated net investment loss of $8,819,875 and a decrease in capital paid-in of $66,404. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2007. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for prior period adjustments, premium amortization, interest rate swap adjustment, REIT reclass of long-term distributions and federal excise tax. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Note 7
Subsequent event

On June 25, 2007, John Hancock Advisers, LLC (the Adviser) and John Hancock Funds, LLC (the Distributor) and two of their affiliates (collectively, the John Hancock Affiliates) reached a settlement with the Securities and Exchange Commission that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003. As a result of this settlement, a gain of $1,050 was recorded by the Fund on June 25, 2007.

Preferred Income Fund III

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund III:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Preferred Income Fund III (the Fund) at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report dated July 25, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 27, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2007.

The Fund has designated distributions to shareholders of $2,780,588 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2007, 31.72% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Investment objective and policy

The Fund’s primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace. Under normal market conditions, the Fund invests at least: (a) 80% of its assets in preferred stocks and other preferred securities, including convertible preferred securities, (b) 25% of its total assets in the industries comprising the utilities sector and (c) 80% of its total assets in preferred securities or other fixed-income securities which are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment. “Assets” are defined as net assets including the liquidation preference of APS plus borrowing for investment purposes.

Bylaws

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountants’ confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements. On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended May 31, 2007, dividends from net investment income totaling $1.5840 and distributions from capital gains totaling $0.0717 per share were paid to shareholders.

The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

June 30, 2006	$0.1320
July 31, 2006	0.1320
August 31, 2006	0.1320
September 29, 2006	0.1320
October 31, 2006	0.1320
November 30, 2006	0.1320
December 29, 2006	0.1320
January 31, 2007	0.1320
February 28, 2007	0.1320
March 30, 2007	0.1320
April 30, 2007	0.1320
May 31, 2007	0.1320

CAPITAL GAIN
DISTRIBUTION

December 29, 2007	$0.0717

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 26, 2007, the Annual Meeting of the Fund was held to elect three Trustees.

Proxies covering 28,067,546 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified (there were no current nominees for election by the preferred shareholders), with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	27,597,848	469,698
Steven R. Pruchansky	27,615,833	451,713

The preferred shareholders elected Patti McGill Peterson as a Trustee of the Fund until her successor is duly elected and qualified, with the votes tabulated as follows: 12,877 FOR and 93 ABSTAINING.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Preferred
Income Fund III

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Preferred Income Fund III (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group) selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005;2 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group; (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale; (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vi) the background and experience of senior management and investment professionals and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board recognized the relatively short operational history of the Fund and noted that the Fund’s performance during the one-year period was lower than the performance of the median of the Peer Group and higher than the performance of its benchmark index, the Merrill Lynch Preferred Stock Hybrid Securities Index. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the median of the Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

2 Morningstar also provided a comparative analysis for most, but not all of the John Hancock Funds, of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a broader category of relevant funds (the Category). Morningstar advised the Board that it was not able to select a comparative Category for the John Hancock Preferred Income Fund III. Therefore, Morningstar did not provide a broader Category analysis; instead, it provided only the narrower Peer Group analysis.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-today investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of May 31, 2007.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2003
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2003
Fund ownership — $1–$10,000

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2007. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Investment Companies: 7 funds with assets of
approximately $4.1 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $46 million.
Other Accounts: None

Mark T. Maloney	Other Investment Companies: 7 funds with assets of
approximately $4.1 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $46 million.
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2003	60

Independent Chairman (since 2005); Chairman and Chief Executive
Officer, R.M. Bradley & Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore Medical Center; Director,
Boston Stock Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; Director, Boston Municipal
Research Bureau; Member of the Advisory Board, Carroll Graduate School
of Management at Boston College.

James F. Carlin, Born: 1940	2003	60

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2003	60

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx,
Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius
(until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-
Pilot Corporation (diversified life insurance company) (until 2006), New
Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain
(until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.
com (until 2001), Southwest Airlines (since 2000), Introgen (since 2000)
and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank–Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, [2] Born: 1938	2003	60

Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation
(public utility holding company) (retired 1998); Vice President and Director,
AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribu-
tion) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and
History Association (until 2005).

John A. Moore,[2] Born: 1939	2003	60

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (2002–2006).

Patti McGill Peterson,[2] Born: 1943	2003	60

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow,
Cornell Institute of Public Affairs, Cornell University (until 1998); Former
President, Wells College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation,
International Fellowships Program (since 2002); Director, Lois Roth Endowment
(since 2002); Director, Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2003	60

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida,
Inc. (since 2000); Director and President, Greenscapes of Southwest Florida,
Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	264

President, John Hancock Insurance Group; Executive Vice President, John
Hancock Life Insurance Company (since June 2004); Chairman and Director,
John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC and
The Berkeley Financial Group, LLC (The Berkeley Group) (holding company)
(since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group,
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006);
President and Chief Executive Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II and John Hancock Funds III; Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Vice President and Ethics & Compliance Officer, Fidelity Investments
(until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (June 2007–Present); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–
June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche
Asset Management (2003–2005); Director, Tax and Financial Reporting,
Deutsche Asset Management (2002–2003); Vice President and Treasurer,
Deutsche Global Fund Services (1999–2002).

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (June 2007–Present); Chief Operating
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (June 2007–Present); Director, Executive Vice
President and Chief Financial Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief
Financial Officer, John Hancock Investment Management Services, LLC (since
2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since
2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief
Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (2005–June 2007); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered public
John Hancock Advisers, LLC	common shareholders	accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange: HPS
Boston, MA 02199	Deutsche Bank Trust
	Company Americas	For shareholder assistance
Custodian	280 Park Avenue	refer to page 28.
The Bank of New York	New York, NY 10017
One Wall Street
New York, NY 10286	Legal counsel
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
One Lincoln Street
Boston, MA 02111-2950

How to contact us

Internet	www.jhfunds.com

Mail	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Opportunities Fund
Global Shareholder Yield Fund	INCOME
Growth Fund	Bond Fund
Growth Opportunities Fund	Government Income Fund
Growth Trends Fund	High Yield Fund
Intrinsic Value Fund	Investment Grade Bond Fund
Large Cap Equity Fund	Strategic Income Fund
Large Cap Select Fund
Mid Cap Equity Fund	TAX-FREE INCOME
Multi Cap Growth Fund	California Tax-Free Income Fund
Small Cap Equity Fund	High Yield Municipal Bond Fund
Small Cap Fund	Massachusetts Tax-Free Income Fund
Small Cap Intrinsic Value Fund	New York Tax-Free Income Fund
Sovereign Investors Fund	Tax-Free Bond Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund	MONEY MARKET
Value Opportunities Fund	Money Market Fund
U.S. Government Cash Reserve
ASSET ALLOCATION
Allocation Core Portfolio	CLOSED-END
Allocation Growth + Value Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2010 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2015 Portfolio	Income Securities Trust
Lifecycle 2020 Portfolio	Investors Trust
Lifecycle 2025 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2030 Portfolio	Patriot Select Dividend Trust
Lifecycle 2035 Portfolio	Preferred Income Fund
Lifecycle 2040 Portfolio	Preferred Income II Fund
Lifecycle 2045 Portfolio	Preferred Income III Fund
Lifecycle Retirement Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-225-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P120A	5/07
7/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $25,800 for the fiscal year ended May 31, 2006 and $25,800 for the fiscal year ended May 31, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2006 and fiscal year ended May 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,700 for the fiscal year ended May 31, 2006 and $3,700 for the fiscal year ended May 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,000 for the fiscal year ended May 31, 2006 and $3,000 for the fiscal year ended May 31, 2007. There were no other fees during the fiscal year ended May 31, 2006 and May 31, 2007 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2007 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $10,000 for the fiscal year ended May 31, 2006, and $3,264,859 for the fiscal year ended May 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund III

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: July 23, 2007

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: July 23, 2007